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             Stein Roe Institutional High Yield Fund
           a series of Stein Roe Institutional Trust

       Supplement to Prospectus dated November 5, 1997

     The Board of Trustees of Stein Roe Institutional Trust voted on September 25, 1998, to liquidate Stein Roe Institutional High Yield Fund (the "Fund"). The Board directed that sales of Fund shares be suspended as of September 30, 1998, and that the Fund be liquidated on October 30, 1998, or before that time if all shareholders have redeemed their interests in the Fund.

     The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, it would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders-they may have higher expense ratios and less investment flexibility and, consequently, lower returns over the long term.

       This Supplement is Dated September 28, 1998